UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

CONOR MEDSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51066	94-3350973
(Commission File Number)	(IRS Employer Identification No.)

1003 Hamilton Court

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Executive Change of Control and Severance Agreement

On September 27, 2005, Conor Medsystems, Inc. (the “Company”) entered into an Executive Change of Control Severance Agreement (“Executive Severance Agreement”) with each of Azin Parhizgar, Ph.D., the Company’s Chief Operating Officer, and Michael Boennighausen, the Company’s Chief Financial Officer. The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the form of Executive Severance Agreement, the terms therein and authorized and directed an officer of the Company, on behalf of the Company, to enter into the Executive Severance Agreement with the foregoing executive officers, as well as each officer of the Company at the vice president level or above.

Pursuant to the Executive Severance Agreement, if one month prior to or within thirteen months after the effective date of a change of control of the Company, the executive officer is terminated without cause or the executive officer is constructively terminated, the executive officer is entitled to, subject to certain conditions, (1) receive a severance payment equal to one times the sum of the executive officer’s base salary and annual target bonus in effect immediately prior to the effective date of a change of control, (2) continuation of benefits for twelve months and (3) full acceleration of option vesting.

With respect to the severance benefits each executive officer is entitled to upon a change of control of the Company, the Executive Severance Agreement is intended to supersede any prior agreement between the executive officer and the Company providing for or relating to severance benefits in connection with a change of control, including any Executive Officer Agreement that the executive officers previously entered into with the Company. The form of Executive Officer Agreement was filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-119174), originally filed with the Securities and Exchange Commission on September 22, 2004.

The foregoing description of the Executive Severance Agreement is a summary of the material terms of the Executive Severance Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Executive Severance Agreement, which is filed as Exhibit 10.38 to this report and is incorporated by reference herein.

Frank Litvack Letter Agreement and Chief Executive Change of Control and Severance Agreement

On September 27, 2005, the Company entered into a letter agreement and a Chief Executive Change of Control and Severance Agreement (the “CEO Severance Agreement”) with Frank Litvack, its Chief Executive Officer. The Compensation Committee approved both of the agreements, the terms therein and authorized and directed an officer of the Company, on behalf of the Company, to enter into both of the agreements.

Pursuant to the terms of the letter agreement, Dr. Litvack is entitled to (1) receive an annual salary of $350,000, (2) receive an option grant of 275,000 shares and (3) be eligible to participate in the Company’s 2005 Bonus Plan. The option vests monthly over four years subject to Dr. Litvack’s continued service to the Company as an employee. In addition, the option is subject to the terms and conditions of the Company’s 2004 Equity Incentive Plan and the stock option documentation memorializing the grant.

Pursuant to the terms of the CEO Severance Agreement, if one month prior to or within thirteen months after the effective date of a change of control of the Company, Dr. Litvack is terminated without cause or he is constructively terminated, Dr. Litvack is entitled to, subject to certain conditions, (1) receive a severance payment equal to one times the sum of Dr. Litvack’s base salary and annual target bonus in effect immediately prior to the effective date of a change of control, (2) continuation of benefits for twelve months and (3) full acceleration of option vesting.

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In addition, pursuant to the terms of the CEO Severance Agreement, in the event Dr. Litvack is terminated without cause or Dr. Litvack resigns as the Chief Executive Officer due solely to the hiring, or anticipated hiring, of a specifically identified and viable Chief Executive Officer candidate, Dr. Litvack is entitled to, subject to certain conditions, (1) receive salary continuation for twelve months at the base salary rate in effect as of Dr. Litvack’s employment termination date and (2) acceleration of the vesting of the shares subject to Dr. Litvack’s stock option grants equal to the number of shares that would have vested if Dr. Litvack’s employment as Chief Executive Officer had continued for an additional twelve months after the employment termination date.

The CEO Severance Agreement and the letter agreement supersede and replace in their entirety the letter agreement, dated March 4, 2004, by and between Dr. Litvack and the Company. The letter agreement was filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-119174), originally filed with the Securities and Exchange Commission on September 22, 2004.

The foregoing descriptions of the letter agreement and the CEO Severance Agreement are summaries of the material terms of the agreements and do not purport to be complete, and are qualified in their entirety by reference to the letter agreement and the CEO Severance Agreement, which are filed as Exhibits 10.39 and 10.40, respectively, to this report and are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

Please see the disclosure set forth in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number	Description
10.38	Form of Executive Change of Control Severance Agreement, dated September 27, 2005, by and between the Registrant and each of Azin Parhizgar, Ph.D. and Michael Boennighausen.

10.39	Letter agreement, dated September 27, 2005, by and between the Registrant and Frank Litvack, M.D.

10.40	Chief Executive Change of Control and Severance Agreement, dated September 27, 2005, by and between the Registrant and Frank Litvack, M.D.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOR MEDSYSTEMS, INC.

Dated: September 29, 2005	By:	/s/ Michael Boennighausen Michael Boennighausen Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Description
10.38	Form of Executive Change of Control Severance Agreement, dated September 27, 2005, by and between the Registrant and each of Azin Parhizgar, Ph.D. and Michael Boennighausen.

10.39	Letter agreement, dated September 27, 2005, by and between the Registrant and Frank Litvack, M.D.

10.40	Chief Executive Change of Control and Severance Agreement, dated September 27, 2005, by and between the Registrant and Frank Litvack, M.D.

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